UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2010
The South Financial Group, Inc.
(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
102 South Main Street, Greenville, South Carolina 29601
(Address of principal executive offices)
Registrant’s telephone number, including area code: (864) 255-7900
Registrant’s Web site address: www.thesouthgroup.com
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
On September 30, 2010, Hunt Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of The Toronto-Dominion Bank (“TD”), merged with and into The South Financial Group, Inc. (“TSFG”) (the “Merger”) in accordance with the Agreement and Plan of Merger, dated as of May 16, 2010, among TD, Merger Sub and TSFG (the “Merger Agreement”). As a result of the Merger, TSFG became a wholly-owned subsidiary of TD.
Pursuant to the terms of the Merger Agreement, each outstanding share of TSFG common stock (except as otherwise provided in the Merger Agreement) was converted into and became exchangeable for 0.004 shares of TD common stock (with cash in lieu of any fractional shares) or $0.28 in cash.
Upon the closing of the Merger, TSFG became a wholly-owned subsidiary of TD and the shares of TSFG common stock, which traded under the symbol “TSFG”, have ceased trading on, and are being delisted from, the NASDAQ Capital Market.
The description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the Merger pursuant to the Merger Agreement, TSFG notified The NASDAQ Stock Market LLC (“NASDAQ”) on September 30, 2010 that each share of common stock of TSFG (except as otherwise provided in the Merger Agreement) was converted into the right to receive 0.004 TD common shares (with cash in lieu of any fractional shares) or $0.28 in cash, and requested that NASDAQ file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to report that the shares of common stock of TSFG are no longer listed on the NASDAQ Capital Market.
Item 5.01 Change in Control of Registrant.
On September 30, 2010, TSFG completed the previously announced merger with Merger Sub pursuant to the Merger Agreement. As contemplated by the Merger Agreement, Merger Sub merged with and into TSFG and TSFG is now a wholly-owned subsidiary of TD. As a result of the Merger, each outstanding share of TSFG common stock (except as otherwise provided in the Merger Agreement) was converted into the right to receive 0.004 TD common shares (with cash in lieu of any fractional shares) or $0.28 in cash.
The preceding disclosure in Item 3.01 and 5.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01 Other Events.
On October 1, 2010, TD issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
     Not applicable.
(b) Pro Forma Financial Information.
     Not applicable.

(d) Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of May 16, 2010, among The Toronto-Dominion Bank, Hunt Merger Sub, Inc. and The South Financial Group, Inc. (Incorporated herein by reference to Appendix A of the Proxy Statement/Prospectus contained in The Toronto-Dominion Bank’s Registration Statement on Form F-4 (File No. 333-167443)).

Exhibit 99.1	Press Release dated October 1, 2010 titled “TD Bank marks another important milestone in expansion of U.S. footprint”.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD BANK US HOLDING COMPANY, the successor company to The South Financial Group, Inc.
By:	/s/ Geoffrey W. Ryan
	Name:	Geoffrey W. Ryan
	Title:	Senior Vice President and Senior Counsel

Date:  October 6, 2010

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of May 16, 2010, among The South Financial Group, Inc., Hunt Merger Sub, Inc. and The Toronto-Dominion Bank (Incorporated herein by reference to Appendix A of the Proxy Statement/Prospectus contained in The Toronto-Dominion Bank’s Registration Statement on Form F-4 (File No. 333-167443)).

Exhibit 99.1	Press Release dated October 1, 2010 titled “TD Bank marks another important milestone in expansion of U.S. footprint” ..